COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capial Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

 If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



                     HSBC Mortgage Pass-Through Certs, Series 2000-1 CLASS A-1
                                   Price-Yield Sensitivity Report

                            Settlement                        11/16/00
                            Class Balance                 $137,000,000
                            Coupon                              7.130%
                            Cut-off Date                      11/01/00
                            Next Payment Date                 12/18/00
                            Accrued Interest Days                   15
                            Call                                    No
                            Put                                     No


Flat
Price              12% CPR     15% CPR    18% CPR   22% CPR     30% CPR     35% CPR      40% CPR
==================================================================================================
99-17+                 7.324       7.343      7.363     7.390       7.447       7.484        7.524
99-18                  7.312       7.329      7.346     7.370       7.419       7.451        7.485
99-18+                 7.300       7.315      7.329     7.349       7.391       7.418        7.447
99-19                  7.289       7.300      7.312     7.328       7.362       7.385        7.408
99-19+                 7.277       7.286      7.295     7.308       7.334       7.352        7.370
99-20                  7.265       7.272      7.278     7.287       7.306       7.318        7.331
99-20+                 7.254       7.258      7.261     7.267       7.278       7.285        7.293
99-21                  7.242       7.243      7.245     7.246       7.250       7.252        7.254
--------------------------------------------------------------------------------------------------
99-21+                 7.230       7.229      7.228     7.226       7.222       7.219        7.216
99-22                  7.219       7.215      7.211     7.205       7.193       7.186        7.178
99-22+                 7.207       7.201      7.194     7.185       7.165       7.153        7.139
99-23                  7.196       7.186      7.177     7.164       7.137       7.119        7.101
99-23+                 7.184       7.172      7.160     7.144       7.109       7.086        7.063
99-24                  7.172       7.158      7.143     7.123       7.081       7.053        7.024
99-24+                 7.161       7.144      7.126     7.102       7.053       7.020        6.986
99-25                  7.149       7.130      7.109     7.082       7.025       6.987        6.948
--------------------------------------------------------------------------------------------------
99-25+                 7.138       7.115      7.093     7.061       6.996       6.954        6.909
--------------------------------------------------------------------------------------------------
99-26                  7.126       7.101      7.076     7.041       6.968       6.921        6.871
99-26+                 7.114       7.087      7.059     7.021       6.940       6.888        6.833
99-27                  7.103       7.073      7.042     7.000       6.912       6.855        6.795
99-27+                 7.091       7.059      7.025     6.980       6.884       6.822        6.756
99-28                  7.080       7.044      7.008     6.959       6.856       6.789        6.718
99-28+                 7.068       7.030      6.992     6.939       6.828       6.756        6.680
99-29                  7.057       7.016      6.975     6.918       6.800       6.723        6.642
99-29+                 7.045       7.002      6.958     6.898       6.772       6.690        6.604
--------------------------------------------------------------------------------------------------
99-30                  7.033       6.988      6.941     6.877       6.744       6.657        6.566
99-30+                 7.022       6.974      6.924     6.857       6.716       6.624        6.528
99-31                  7.010       6.959      6.907     6.836       6.688       6.591        6.489
99-31+                 6.999       6.945      6.891     6.816       6.660       6.558        6.451
100-00                 6.987       6.931      6.874     6.796       6.632       6.525        6.413
100-00+                6.976       6.917      6.857     6.775       6.604       6.493        6.375
100-01                 6.964       6.903      6.840     6.755       6.576       6.460        6.337
100-01+                6.953       6.889      6.824     6.734       6.548       6.427        6.299
==================================================================================================
WAL (yr)               1.49        1.20       1.00      0.82        0.59        0.50         0.43
MDUR (yr)              1.35        1.10       0.93      0.76        0.56        0.47         0.41
First Prin Pay      12/18/00    12/18/00   12/18/00  12/18/00    12/18/00    12/18/00     12/18/00
Last Prin Pay       01/18/04    05/18/03   12/18/02  07/18/02    01/18/02    11/18/01     09/18/01


                                     "Full Price" = "Flat Price" + Accrued Interest.
                          Duration and related sensitivities are calculated at midpoint price.
               Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM")
     and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the Issuer or its affiliates or the guarantor in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich
Capital sales representative.


GREENWICH CAPITAL                      30-Oct-00 05:55 PM                         [sbk]



                      HSBC Mortgage Pass-Through Certs, Series 2000-1 CLASS A-2
                                   Price-Yield Sensitivity Report

                          Settlement                       11/16/00
                          Class Balance                 $99,000,000
                          Coupon                             7.130%
                          Cut-off Date                     11/01/00
                          Next Payment Date                12/18/00
                          Accrued Interest Days                  15
                          Call                                   No
                          Put                                    No


---------------------------------------------------------------------------------------------------
   Flat
  Price            12% CPR     15% CPR    18% CPR   22% CPR     30% CPR     35% CPR      40% CPR
===================================================================================================
99-16                  7.396       7.318      7.301     7.309       7.336       7.354        7.373
99-16+                 7.392       7.313      7.295     7.302       7.326       7.343        7.360
99-17                  7.388       7.309      7.289     7.295       7.317       7.332        7.347
99-17+                 7.384       7.304      7.284     7.288       7.307       7.320        7.334
99-18                  7.380       7.299      7.278     7.281       7.298       7.309        7.321
99-18+                 7.376       7.294      7.272     7.274       7.288       7.298        7.308
99-19                  7.372       7.289      7.266     7.268       7.279       7.287        7.295
99-19+                 7.368       7.284      7.261     7.261       7.269       7.275        7.282
--------------------------------------------------------------------------------------------------
99-20                  7.364       7.279      7.255     7.254       7.260       7.264        7.269
99-20+                 7.360       7.275      7.249     7.247       7.251       7.253        7.256
99-21                  7.356       7.270      7.244     7.240       7.241       7.242        7.243
99-21+                 7.352       7.265      7.238     7.233       7.232       7.231        7.230
99-22                  7.348       7.260      7.232     7.226       7.222       7.220        7.217
99-22+                 7.344       7.255      7.227     7.219       7.213       7.208        7.204
99-23                  7.340       7.250      7.221     7.212       7.203       7.197        7.191
99-23+                 7.336       7.246      7.215     7.205       7.194       7.186        7.178
---------------------------------------------------------------------------------------------------
99-24                  7.332       7.241      7.210     7.199       7.184       7.175        7.164
---------------------------------------------------------------------------------------------------
99-24+                 7.328       7.236      7.204     7.192       7.175       7.164        7.151
99-25                  7.324       7.231      7.198     7.185       7.166       7.152        7.138
99-25+                 7.320       7.226      7.192     7.178       7.156       7.141        7.125
99-26                  7.316       7.221      7.187     7.171       7.147       7.130        7.112
99-26+                 7.312       7.217      7.181     7.164       7.137       7.119        7.099
99-27                  7.308       7.212      7.175     7.157       7.128       7.108        7.086
99-27+                 7.304       7.207      7.170     7.150       7.118       7.097        7.073
99-28                  7.300       7.202      7.164     7.144       7.109       7.085        7.060
---------------------------------------------------------------------------------------------------
99-28+                 7.296       7.197      7.158     7.137       7.099       7.074        7.047
99-29                  7.292       7.192      7.153     7.130       7.090       7.063        7.034
99-29+                 7.288       7.188      7.147     7.123       7.081       7.052        7.021
99-30                  7.284       7.183      7.141     7.116       7.071       7.041        7.008
99-30+                 7.280       7.178      7.136     7.109       7.062       7.030        6.995
99-31                  7.276       7.173      7.130     7.102       7.052       7.019        6.982
99-31+                 7.272       7.168      7.124     7.095       7.043       7.007        6.969
100-00                 7.268       7.163      7.119     7.089       7.034       6.996        6.956
===================================================================================================
WAL (yr)                4.77       3.83       3.18      2.57        1.83        1.53         1.30
MDUR (yr)               3.89       3.23       2.75      2.27        1.65        1.40         1.20
First Prin Pay      01/18/04   05/18/03   12/18/02   07/18/02    01/18/02    11/18/01     09/18/01
Last Prin Pay       08/18/07   04/18/06   05/18/05   07/18/04    06/18/03    01/18/03     09/18/02
---------------------------------------------------------------------------------------------------

                                     "Full Price" = "Flat Price" + Accrued Interest.
                          Duration and related sensitivities are calculated at midpoint price.
               Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM")
     and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the issuer or its afliates or the guarantor in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich
Capital sales representative.




GREENWICH CAPITAL                      30-Oct-00 05:58 PM                         [sbk]


                      HSBC Mortgage Pass-Through Certs, Series 2000-1 CLASS A-3
                                   Price-Yield Sensitivity Report

                            Settlement                         11/16/00
                            Class Balance                  $140,285,000
                            Coupon                               7.130%
                            Cut-off Date                       11/01/00
                            Next Payment Date                  12/18/00
                            Accrued Interest Days                    15
                            Call                                     No
                            Put                                      No



   Flat
   Price           12% CPR     15% CPR    18% CPR   22% CPR     30% CPR   35% CPR        40% CPR
===================================================================================================
99-24                  7.843       7.769      7.689     7.590       7.439       7.370        7.317
99-24+                 7.841       7.767      7.687     7.587       7.435       7.366        7.312
99-25                  7.839       7.764      7.684     7.584       7.431       7.361        7.307
99-25+                 7.837       7.762      7.682     7.582       7.427       7.357        7.302
99-26                  7.835       7.760      7.679     7.579       7.424       7.353        7.297
99-26+                 7.833       7.757      7.676     7.576       7.420       7.348        7.291
99-27                  7.831       7.755      7.674     7.573       7.416       7.344        7.286
99-27+                 7.829       7.753      7.671     7.570       7.412       7.339        7.281
--------------------------------------------------------------------------------------------------
99-28                  7.827       7.751      7.669     7.567       7.408       7.335        7.276
99-28+                 7.825       7.748      7.666     7.564       7.405       7.330        7.271
99-29                  7.823       7.746      7.664     7.561       7.401       7.326        7.266
99-29+                 7.821       7.744      7.661     7.558       7.397       7.322        7.261
99-30                  7.819       7.742      7.659     7.555       7.393       7.317        7.256
99-30+                 7.817       7.739      7.656     7.552       7.389       7.313        7.250
99-31                  7.815       7.737      7.654     7.549       7.386       7.308        7.245
99-31+                 7.813       7.735      7.651     7.547       7.382       7.304        7.240
---------------------------------------------------------------------------------------------------
100-00                 7.811       7.733      7.649     7.544       7.378       7.299        7.235
---------------------------------------------------------------------------------------------------
100-00+                7.809       7.730      7.646     7.541       7.374       7.295        7.230
100-01                 7.807       7.728      7.644     7.538       7.370       7.291        7.225
100-01+                7.805       7.726      7.641     7.535       7.367       7.286        7.220
100-02                 7.803       7.724      7.639     7.532       7.363       7.282        7.215
100-02+                7.801       7.721      7.636     7.529       7.359       7.277        7.210
100-03                 7.799       7.719      7.634     7.526       7.355       7.273        7.205
100-03+                7.797       7.717      7.631     7.523       7.351       7.269        7.199
100-04                 7.795       7.715      7.628     7.520       7.348       7.264        7.194
---------------------------------------------------------------------------------------------------
100-04+                7.793       7.712      7.626     7.517       7.344       7.260        7.189
100-05                 7.791       7.710      7.623     7.515       7.340       7.255        7.184
100-05+                7.789       7.708      7.621     7.512       7.336       7.251        7.179
100-06                 7.787       7.706      7.618     7.509       7.332       7.246        7.174
100-06+                7.785       7.703      7.616     7.506       7.329       7.242        7.169
100-07                 7.783       7.701      7.613     7.503       7.325       7.238        7.164
100-07+                7.781       7.699      7.611     7.500       7.321       7.233        7.159
100-08                 7.779       7.697      7.608     7.497       7.317       7.229        7.154
===================================================================================================
WAL (yr)              13.02       10.79       9.11      7.43        5.25        4.36         3.67
MDUR (yr)              7.76        6.90       6.17      5.35        4.10        3.52         3.05
First Prin Pay      08/18/07    04/18/06   05/18/05  07/18/04    06/18/03    01/18/03     09/18/02
Last Prin Pay       07/18/30    07/18/30   07/18/30  07/18/30    07/18/30    07/18/30     07/18/30


                                     "Full Price" = "Flat Price" + Accrued Interest.
                          Duration and related sensitivities are calculated at midpoint price.
               Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM")
     and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the issuer or its affiliates or the guarantor in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich
Capital sales representative.


GREENWICH CAPITAL                      30-Oct-00 06:00 PM                         [sbk]

                            HSBC Mortgage Pass-Through Certs, Series 2000-1 CLASS B-1
                                          Price-Yield Sensitivity Report

                               Settlement                                11/16/00
                               Class Balance                           $5,925,000
                               Coupon                                      7.130%
                               Cut-off Date                              11/01/00
                               Next Payment Date                         12/18/00
                               Accrued Interest Days                           15
                               Call                                            No
                               Put                                             No

Flat
Price             12% CPR        15% CPR        18% CPR        22% CPR       30% CPR        35% CPR        40% CPR
=====================================================================================================================
97-22                 8.084          8.040          8.006         7.979          7.959          7.966          7.978
97-22+                8.082          8.037          8.003         7.975          7.955          7.961          7.973
97-23                 8.080          8.035          8.000         7.972          7.951          7.957          7.968
97-23+                8.078          8.032          7.997         7.969          7.947          7.952          7.963
97-24                 8.075          8.030          7.994         7.966          7.943          7.948          7.959
97-24+                8.073          8.027          7.991         7.962          7.939          7.944          7.954
97-25                 8.071          8.025          7.988         7.959          7.935          7.939          7.949
97-25+                8.069          8.022          7.985         7.956          7.931          7.935          7.944
--------------------------------------------------------------------------------------------------------------------
97-26                 8.066          8.019          7.983         7.952          7.927          7.930          7.939
97-26+                8.064          8.017          7.980         7.949          7.923          7.926          7.934
97-27                 8.062          8.014          7.977         7.946          7.919          7.921          7.929
97-27+                8.060          8.012          7.974         7.943          7.915          7.917          7.924
97-28                 8.057          8.009          7.971         7.939          7.911          7.912          7.919
97-28+                8.055          8.007          7.968         7.936          7.907          7.908          7.914
97-29                 8.053          8.004          7.965         7.933          7.903          7.903          7.910
97-29+                8.051          8.002          7.962         7.929          7.899          7.899          7.905
--------------------------------------------------------------------------------------------------------------------
97-30                 8.048          7.999          7.959         7.926          7.895          7.894          7.900
--------------------------------------------------------------------------------------------------------------------
97-30+                8.046          7.996          7.957         7.923          7.891          7.890          7.895
97-31                 8.044          7.994          7.954         7.920          7.887          7.885          7.890
97-31+                8.042          7.991          7.951         7.916          7.883          7.881          7.885
98-00                 8.039          7.989          7.948         7.913          7.879          7.876          7.880
98-00+                8.037          7.986          7.945         7.910          7.875          7.872          7.875
98-01                 8.035          7.984          7.942         7.906          7.871          7.868          7.871
98-01+                8.033          7.981          7.939         7.903          7.867          7.863          7.866
98-02                 8.030          7.979          7.936         7.900          7.863          7.859          7.861
--------------------------------------------------------------------------------------------------------------------
98-02+                8.028          7.976          7.934         7.897          7.859          7.854          7.856
98-03                 8.026          7.974          7.931         7.893          7.855          7.850          7.851
98-03+                8.024          7.971          7.928         7.890          7.851          7.845          7.846
98-04                 8.021          7.968          7.925         7.887          7.847          7.841          7.841
98-04+                8.019          7.966          7.922         7.884          7.843          7.836          7.836
98-05                 8.017          7.963          7.919         7.880          7.839          7.832          7.832
98-05+                8.015          7.961          7.916         7.877          7.835          7.827          7.827
98-06                 8.012          7.958          7.913         7.874          7.831          7.823          7.822
====================================================================================================================
WAL (yr)              11.56           9.56           8.00          6.67           5.13           4.47           4.01
MDUR (yr)              7.07           6.24           5.52          4.85           3.98           3.56           3.25
First Prin Pay     01/18/06       01/18/05       04/18/04      09/18/03       11/18/02       07/18/02       05/18/02
Last Prin Pay      07/18/30       07/18/30       07/18/30      07/18/30       07/18/30       07/18/30       07/18/30


                                     "Full Price" = "Flat Price" + Accrued Interest.
                          Duration and related sensitivities are calculated at midpoint price.
               Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM")
     and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the Issuer or its affiliates or the guarantor in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich
Capital sales representative.



GREENWICH CAPITAL                      30-Oct-00 07:33 PM                         [sbk]


                                    HSBC Mortgage Pass-Through Certs, Series 2000-1 CLASS B-2
                                                Price-Yield Sensitivity Report

                                     Settlement                                 11/16/00
                                     Class Balance                            $3,950,000
                                     Coupon                                       7.130%
                                     Cut-off Date                               11/01/00
                                     Next Payment Date                          12/18/00
                                     Accrued Interest Days                            15
                                     Call                                             No
                                     Put                                              No

Flat
Price              12% CPR        15% CPR        18% CPR        22% CPR        30% CPR        35% CPR        40% CPR
=======================================================================================================================
96-28                  8.203          8.174          8.157          8.151          8.169          8.201          8.235
96-28+                 8.200          8.171          8.154          8.148          8.165          8.196          8.230
96-29                  8.198          8.168          8.151          8.145          8.161          8.191          8.225
96-29+                 8.196          8.166          8.148          8.141          8.157          8.187          8.220
96-30                  8.194          8.163          8.145          8.138          8.153          8.182          8.215
96-30+                 8.191          8.161          8.142          8.135          8.149          8.178          8.210
96-31                  8.189          8.158          8.140          8.131          8.145          8.173          8.205
96-31+                 8.187          8.156          8.137          8.128          8.141          8.169          8.200
----------------------------------------------------------------------------------------------------------------------
97-00                  8.184          8.153          8.134          8.125          8.137          8.164          8.195
97-00+                 8.182          8.150          8.131          8.121          8.133          8.160          8.190
97-01                  8.180          8.148          8.128          8.118          8.129          8.155          8.185
97-01+                 8.178          8.145          8.125          8.115          8.125          8.151          8.180
97-02                  8.175          8.143          8.122          8.111          8.121          8.146          8.175
97-02+                 8.173          8.140          8.119          8.108          8.117          8.142          8.170
97-03                  8.171          8.137          8.116          8.105          8.113          8.137          8.165
97-03+                 8.168          8.135          8.113          8.101          8.108          8.133          8.160
----------------------------------------------------------------------------------------------------------------------
97-04                  8.166          8.132          8.110          8.098          8.104          8.128          8.155
----------------------------------------------------------------------------------------------------------------------
97-04+                 8.164          8.130          8.107          8.095          8.100          8.124          8.151
97-05                  8.162          8.127          8.104          8.091          8.096          8.119          8.146
97-05+                 8.159          8.125          8.102          8.088          8.092          8.114          8.141
97-06                  8.157          8.122          8.099          8.085          8.088          8.110          8.136
97-06+                 8.155          8.119          8.096          8.081          8.084          8.105          8.131
97-07                  8.152          8.117          8.093          8.078          8.080          8.101          8.126
97-07+                 8.150          8.114          8.090          8.075          8.076          8.096          8.121
97-08                  8.148          8.112          8.087          8.071          8.072          8.092          8.116
----------------------------------------------------------------------------------------------------------------------
97-08+                 8.146          8.109          8.084          8.068          8.068          8.087          8.111
97-09                  8.143          8.107          8.081          8.065          8.064          8.083          8.106
97-09+                 8.141          8.104          8.078          8.061          8.060          8.078          8.101
97-10                  8.139          8.101          8.075          8.058          8.056          8.074          8.096
97-10+                 8.137          8.099          8.072          8.055          8.052          8.069          8.091
97-11                  8.134          8.096          8.070          8.051          8.048          8.065          8.086
97-11+                 8.132          8.094          8.067          8.048          8.044          8.060          8.081
97-12                  8.130          8.091          8.064          8.045          8.040          8.056          8.076
=======================================================================================================================
WAL (yr)               11.56           9.56           8.00           6.67           5.13           4.47           4.01
MDUR (yr)               7.04           6.22           5.50           4.83           3.96           3.55           3.24
First Prin Pay      01/18/06       01/18/05       04/18/04       09/18/03       11/18/02       07/18/02       05/18/02
Last Prin Pay       07/18/30       07/18/30       07/18/30       07/18/30       07/18/30       07/18/30       07/18/30


                                     "Full Price" = "Flat Price" + Accrued Interest.
                          Duration and related sensitivities are calculated at midpoint price.
               Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM")
     and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the Issuer or its affiliates or the guarantor in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich
Capital sales representative.


GREENWICH CAPITAL                      30-Oct-00 07:37 PM                         [sbk]


                                       HSBC Mortgage Pass-Through Certs, Series 2000-1 CLASS B-3
                                                    Price-Yield Sensitivity Report

                                          Settlement                                 11/16/00
                                          Class Balance                            $2,962,000
                                          Coupon                                       7.130%
                                          Cut-off Date                               11/01/00
                                          Next Payment Date                          12/18/00
                                          Accrued Interest Days                            15
                                          Call                                             No
                                          Put                                              No

Flat
Price            12% CPR         15% CPR         18% CPR         22% CPR         30% CPR         35% CPR         40% CPR
===========================================================================================================================
93-07+               8.751           8.794           8.860           8.951           9.144           9.288           9.425
93-08                8.749           8.792           8.856           8.948           9.139           9.284           9.419
93-08+               8.746           8.789           8.853           8.944           9.135           9.279           9.414
93-09                8.744           8.786           8.850           8.941           9.131           9.274           9.409
93-09+               8.741           8.783           8.847           8.937           9.127           9.269           9.404
93-10                8.739           8.781           8.844           8.933           9.122           9.264           9.398
93-10+               8.736           8.778           8.841           8.930           9.118           9.260           9.393
93-11                8.734           8.775           8.838           8.926           9.114           9.255           9.388
---------------------------------------------------------------------------------------------------------------------------
93-11+               8.732           8.772           8.835           8.923           9.109           9.250           9.383
93-12                8.729           8.770           8.832           8.919           9.105           9.245           9.377
93-12+               8.727           8.767           8.829           8.916           9.101           9.240           9.372
93-13                8.724           8.764           8.826           8.912           9.097           9.236           9.367
93-13+               8.722           8.762           8.822           8.909           9.092           9.231           9.362
93-14                8.720           8.759           8.819           8.905           9.088           9.226           9.356
93-14+               8.717           8.756           8.816           8.902           9.084           9.221           9.351
93-15                8.715           8.753           8.813           8.898           9.079           9.216           9.346
---------------------------------------------------------------------------------------------------------------------------
93-15+               8.712           8.751           8.810           8.895           9.075           9.212           9.341
---------------------------------------------------------------------------------------------------------------------------
93-16                8.710           8.748           8.807           8.891           9.071           9.207           9.336
93-16+               8.707           8.745           8.804           8.888           9.067           9.202           9.330
93-17                8.705           8.742           8.801           8.884           9.062           9.197           9.325
93-17+               8.703           8.740           8.798           8.881           9.058           9.193           9.320
93-18                8.700           8.737           8.795           8.877           9.054           9.188           9.315
93-18+               8.698           8.734           8.792           8.874           9.049           9.183           9.309
93-19                8.695           8.731           8.788           8.870           9.045           9.178           9.304
93-19+               8.693           8.729           8.785           8.867           9.041           9.173           9.299
---------------------------------------------------------------------------------------------------------------------------
93-20                8.691           8.726           8.782           8.863           9.037           9.169           9.294
93-20+               8.688           8.723           8.779           8.860           9.032           9.164           9.289
93-21                8.686           8.721           8.776           8.856           9.028           9.159           9.283
93-21+               8.683           8.718           8.773           8.853           9.024           9.154           9.278
93-22                8.681           8.715           8.770           8.849           9.019           9.150           9.273
93-22+               8.679           8.712           8.767           8.846           9.015           9.145           9.268
93-23                8.676           8.710           8.764           8.842           9.011           9.140           9.262
93-23+               8.674           8.707           8.761           8.839           9.007           9.135           9.257
===========================================================================================================================
WAL (yr)             11.56            9.56            8.00            6.67            5.13            4.47            4.01
MDUR (yr)             6.91            6.10            5.39            4.74            3.89            3.48            3.18
First Prin Pay    01/18/06        01/18/05        04/18/04        09/18/03        11/18/02        07/18/02        05/18/02
Last Prin Pay     07/18/30        07/18/30        07/18/30        07/18/30        07/18/30        07/18/30        07/18/30


                                     "Full Price" = "Flat Price" + Accrued Interest.
                          Duration and related sensitivities are calculated at midpoint price.
               Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM")
     and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the Issuer or its affiliates or the guarantor in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich
Capital sales representative.



GREENWICH CAPITAL                      30-Oct-00 07:39 PM                         [sbk]


                                    HSBC Mortgage Pass-Through Certs, Series 2000-1 CLASS A-1
                                                   Price-Yield Sensitivity Report

                                       Settlement                                 11/16/00
                                       Class Balance                          $137,000,000
                                       Coupon                                       7.130%
                                       Cut-off Date                               11/01/00
                                       Next Payment Date                          12/18/00
                                       Accrued Interest Days                            15
                                       Call                                            Yes
                                       Put                                              No

Flat
Price           12% CPR       15% CPR        18% CPR        22% CPR       30% CPR        35% CPR       40% CPR
==================================================================================================================
99-17+              7.324         7.343          7.363          7.390         7.447          7.484         7.524
99-18               7.312         7.329          7.346          7.370         7.419          7.451         7.485
99-18+              7.300         7.315          7.329          7.349         7.391          7.418         7.447
99-19               7.289         7.300          7.312          7.328         7.362          7.385         7.408
99-19+              7.277         7.286          7.295          7.308         7.334          7.352         7.370
99-20               7.265         7.272          7.278          7.287         7.306          7.318         7.331
99-20+              7.254         7.258          7.261          7.267         7.278          7.285         7.293
99-21               7.242         7.243          7.245          7.246         7.250          7.252         7.254
----------------------------------------------------------------------------------------------------------------
99-21+              7.230         7.229          7.228          7.226         7.222          7.219         7.216
99-22               7.219         7.215          7.211          7.205         7.193          7.186         7.178
99-22+              7.207         7.201          7.194          7.185         7.165          7.153         7.139
99-23               7.196         7.186          7.177          7.164         7.137          7.119         7.101
99-23+              7.184         7.172          7.160          7.144         7.109          7.086         7.063
99-24               7.172         7.158          7.143          7.123         7.081          7.053         7.024
99-24+              7.161         7.144          7.126          7.102         7.053          7.020         6.986
99-25               7.149         7.130          7.109          7.082         7.025          6.987         6.948
----------------------------------------------------------------------------------------------------------------
99-25+              7.138         7.115          7.093          7.061         6.996          6.954         6.909
----------------------------------------------------------------------------------------------------------------
99-26               7.126         7.101          7.076          7.041         6.968          6.921         6.871
99-26+              7.114         7.087          7.059          7.021         6.940          6.888         6.833
99-27               7.103         7.073          7.042          7.000         6.912          6.855         6.795
99-27+              7.091         7.059          7.025          6.980         6.884          6.822         6.756
99-28               7.080         7.044          7.008          6.959         6.856          6.789         6.718
99-28+              7.068         7.030          6.992          6.939         6.828          6.756         6.680
99-29               7.057         7.016          6.975          6.918         6.800          6.723         6.642
99-29+              7.045         7.002          6.958          6.898         6.772          6.690         6.604
----------------------------------------------------------------------------------------------------------------
99-30               7.033         6.988          6.941          6.877         6.744          6.657         6.566
99-30+              7.022         6.974          6.924          6.857         6.716          6.624         6.528
99-31               7.010         6.959          6.907          6.836         6.688          6.591         6.489
99-31+              6.999         6.945          6.891          6.816         6.660          6.558         6.451
100-00              6.987         6.931          6.874          6.796         6.632          6.525         6.413
100-00+             6.976         6.917          6.857          6.775         6.604          6.493         6.375
100-01              6.964         6.903          6.840          6.755         6.576          6.460         6.337
100-01+             6.953         6.889          6.824          6.734         6.548          6.427         6.299
================================================================================================================
WAL (yr)             1.49          1.20           1.00           0.82          0.59           0.50          0.43
MDUR (yr)            1.35          1.10           0.93           0.76          0.56           0.47          0.41
First Prin Pay   12/18/00      12/18/00       12/18/00       12/18/00      12/18/00       12/18/00      12/18/00
Last Prin Pay    01/18/04      05/18/03       12/18/02       07/18/02      01/18/02       11/18/01      09/18/01


                                     "Full Price" = "Flat Price" + Accrued Interest.
                          Duration and related sensitivities are calculated at midpoint price.
               Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM")
     and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the Issuer or its affiliates or the guarantor in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich
Capital sales representative.




GREENWICH CAPITAL                      30-Oct-00 07:51 PM                         [sbk]


                                     HSBC Mortgage Pass-Through Certs, Series 2000-1 CLASS A-2
                                                   Price-Yield Sensitivity Report

                                         Settlement                                11/16/00
                                         Class Balance                          $99,000,000
                                         Coupon                                      7.130%
                                         Cut-off Date                              11/01/00
                                         Next Payment Date                         12/18/00
                                         Accrued Interest Days                           15
                                         Call                                           Yes
                                         Put                                             No

Flat
Price           12% CPR        15% CPR        18% CPR        22% CPR        30% CPR         35% CPR        40% CPR
====================================================================================================================
99-16               7.396          7.318          7.301          7.309          7.336           7.354          7.373
99-16+              7.392          7.313          7.295          7.302          7.326           7.343          7.360
99-17               7.388          7.309          7.289          7.295          7.317           7.332          7.347
99-17+              7.384          7.304          7.284          7.288          7.307           7.320          7.334
99-18               7.380          7.299          7.278          7.281          7.298           7.309          7.321
99-18+              7.376          7.294          7.272          7.274          7.288           7.298          7.308
99-19               7.372          7.289          7.266          7.268          7.279           7.287          7.295
99-19+              7.368          7.284          7.261          7.261          7.269           7.275          7.282
--------------------------------------------------------------------------------------------------------------------
99-20               7.364          7.279          7.255          7.254          7.260           7.264          7.269
99-20+              7.360          7.275          7.249          7.247          7.251           7.253          7.256
99-21               7.356          7.270          7.244          7.240          7.241           7.242          7.243
99-21+              7.352          7.265          7.238          7.233          7.232           7.231          7.230
99-22               7.348          7.260          7.232          7.226          7.222           7.220          7.217
99-22+              7.344          7.255          7.227          7.219          7.213           7.208          7.204
99-23               7.340          7.250          7.221          7.212          7.203           7.197          7.191
99-23+              7.336          7.246          7.215          7.205          7.194           7.186          7.178
--------------------------------------------------------------------------------------------------------------------
99-24               7.332          7.241          7.210          7.199          7.184           7.175          7.164
--------------------------------------------------------------------------------------------------------------------
99-24+              7.328          7.236          7.204          7.192          7.175           7.164          7.151
99-25               7.324          7.231          7.198          7.185          7.166           7.152          7.138
99-25+              7.320          7.226          7.192          7.178          7.156           7.141          7.125
99-26               7.316          7.221          7.187          7.171          7.147           7.130          7.112
99-26+              7.312          7.217          7.181          7.164          7.137           7.119          7.099
99-27               7.308          7.212          7.175          7.157          7.128           7.108          7.086
99-27+              7.304          7.207          7.170          7.150          7.118           7.097          7.073
99-28               7.300          7.202          7.164          7.144          7.109           7.085          7.060
--------------------------------------------------------------------------------------------------------------------
99-28+              7.296          7.197          7.158          7.137          7.099           7.074          7.047
99-29               7.292          7.192          7.153          7.130          7.090           7.063          7.034
99-29+              7.288          7.188          7.147          7.123          7.081           7.052          7.021
99-30               7.284          7.183          7.141          7.116          7.071           7.041          7.008
99-30+              7.280          7.178          7.136          7.109          7.062           7.030          6.995
99-31               7.276          7.173          7.130          7.102          7.052           7.019          6.982
99-31+              7.272          7.168          7.124          7.095          7.043           7.007          6.969
100-00              7.268          7.163          7.119          7.089          7.034           6.996          6.956
====================================================================================================================
WAL (yr)             4.77           3.83           3.18           2.57           1.83            1.53           1.30
MDUR (yr)            3.89           3.23           2.75           2.27           1.65            1.40           1.20
First Prin Pay   01/18/04       05/18/03       12/18/02       07/18/02       01/18/02        11/18/O1       09/18/01
Last Prin Pay    08/18/07       04/18/06       05/18/05       07/18/04       06/18/03        01/18/03       09/18/02


                                     "Full Price" = "Flat Price" + Accrued Interest.
                          Duration and related sensitivities are calculated at midpoint price.
               Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM")
     and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the Issuer or its affiliates or the guarantor in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich
Capital sales representative.



GREENWICH CAPITAL                      30-Oct-00 07:53 PM                         [sbk]



                                   HSBC Mortgage Pass-Through Certs, Series 2000-1 CLASS A-3
                                                  Price-Yield Sensitivity Report

                                      Settlement                                11/16/00
                                      Class Balance                         $140,285,000
                                      Coupon                                      7.130%
                                      Cut-off Date                              11/01/00
                                      Next Payment Date                         12/18/00
                                      Accrued Interest Days                           15
                                      Call                                           Yes
                                      Put                                             No

Flat
Price             12% CPR        15% CPR       18% CPR        22% CPR        30% CPR        35% CPR       40% CPR
=====================================================================================================================
99-24                 7.822          7.736         7.643          7.528          7.349          7.264         7.214
99-24+                7.820          7.733         7.641          7.525          7.344          7.260         7.209
99-25                 7.818          7.731         7.638          7.522          7.340          7.255         7.203
99-25+                7.816          7.728         7.635          7.519          7.336          7.250         7.198
99-26                 7.814          7.726         7.632          7.516          7.332          7.245         7.192
99-26+                7.811          7.724         7.630          7.513          7.328          7.240         7.186
99-27                 7.809          7.721         7.627          7.510          7.324          7.235         7.181
99-27+                7.807          7.719         7.624          7.506          7.319          7.230         7.175
-------------------------------------------------------------------------------------------------------------------
99-28                 7.805          7.716         7.622          7.503          7.315          7.225         7.169
99-28+                7.803          7.714         7.619          7.500          7.311          7.221         7.164
99-29                 7.801          7.712         7.616          7.497          7.307          7.216         7.158
99-29+                7.799          7.709         7.614          7.494          7.303          7.211         7.152
99-30                 7.797          7.707         7.611          7.491          7.299          7.206         7.147
99-30+                7.795          7.705         7.608          7.488          7.294          7.201         7.141
99-31                 7.793          7.702         7.606          7.484          7.290          7.196         7.135
99-31+                7.791          7.700         7.603          7.481          7.286          7.191         7.130
-------------------------------------------------------------------------------------------------------------------
100-00                7.789          7.697         7.600          7.478          7.282          7.186         7.124
-------------------------------------------------------------------------------------------------------------------
100-00+               7.786          7.695         7.597          7.475          7.278          7.182         7.119
100-01                7.784          7.693         7.595          7.472          7.274          7.177         7.113
100-01+               7.782          7.690         7.592          7.469          7.270          7.172         7.107
100-02                7.780          7.688         7.589          7.466          7.265          7.167         7.102
100-02+               7.778          7.686         7.587          7.462          7.261          7.162         7.096
100-03                7.776          7.683         7.584          7.459          7.257          7.157         7.090
100-03+               7.774          7.681         7.581          7.456          7.253          7.152         7.085
100-04                7.772          7.678         7.579          7.453          7.249          7.147         7.079
-------------------------------------------------------------------------------------------------------------------
100-04+               7.770          7.676         7.576          7.450          7.245          7.143         7.074
100-05                7.768          7.674         7.573          7.447          7.240          7.138         7.068
100-05+               7.766          7.671         7.571          7.444          7.236          7.133         7.062
100-06                7.764          7.669         7.568          7.441          7.232          7.128         7.057
100-06+               7.762          7.667         7.565          7.437          7.228          7.123         7.051
100-07                7.759          7.664         7.563          7.434          7.224          7.118         7.045
100-07+               7.757          7.662         7.560          7.431          7.220          7.113         7.040
100-08                7.755          7.660         7.557          7.428          7.216          7.109         7.034
===================================================================================================================
WAL (yr)              11.81           9.61          8.03           6.52           4.59           3.80          3.22
MDUR (yr)              7.48           6.56          5.80           4.97           3.75           3.20          2.77
First Prin Pay     08/18/07       04/18/06      05/18/05       07/18/04       06/18/03       01/18/03      09/18/02
Last Prin Pay      09/18/16       11/18/13      10/18/11       10/18/09       03/18/07       02/18/06      05/18/05


                                     "Full Price" = "Flat Price" + Accrued Interest.
                          Duration and related sensitivities are calculated at midpoint price.
               Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM")
     and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the Issuer or its affiliates or the guarantor in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich
Capital sales representative.


GREENWICH CAPITAL                      30-Oct-00 07:54 PM                         [sbk]


               HSBC Mortgage Pass-Through Certs, Series 2000-1 CLASS B-1
                        Price-Yield Sensitivity Report

                    Settlement                         11/16/00
                    Class Balance                    $5,925,000
                    Coupon                               7.130%
                    Cut-off Date                       11/01/00
                    Next Payment Date                  12/18/00
                    Accrued Interest Days                    15
                    Call                                    Yes
                    Put                                      No

    Flat
    Price       12% CPR    15% CPR    18% CPR    22% CPR    30% CPR    35% CPR    40% CPR
===========================================================================================
97-22               8.074      8.023      7.983      7.949      7.917      7.915      7.934
97-22+              8.071      8.020      7.980      7.946      7.912      7.911      7.929
97-23               8.069      8.018      7.977      7.942      7.908      7.906      7.923
97-23+              8.067      8.015      7.974      7.939      7.904      7.901      7.918
97-24               8.064      8.012      7.971      7.935      7.899      7.896      7.912
97-24+              8.062      8.010      7.968      7.932      7.895      7.891      7.907
97-25               8.060      8.007      7.965      7.928      7.890      7.886      7.901
97-25+              8.057      8.004      7.962      7.925      7.886      7.881      7.896
-------------------------------------------------------------------------------------------
97-26               8.055      8.002      7.959      7.921      7.882      7.876      7.890
97-26+              8.053      7.999      7.956      7.918      7.877      7.871      7.885
97-27               8.050      7.996      7.953      7.914      7.873      7.866      7.879
97-27+              8.048      7.994      7.950      7.911      7.869      7.861      7.874
97-28               8.046      7.991      7.946      7.907      7.864      7.856      7.868
97-28+              8.043      7.988      7.943      7.904      7.860      7.851      7.863
97-29               8.041      7.986      7.940      7.900      7.856      7.846      7.857
97-29+              8.039      7.983      7.937      7.897      7.851      7.841      7.852
-------------------------------------------------------------------------------------------
97-30               8.036      7.980      7.934      7.893      7.847      7.836      7.846
-------------------------------------------------------------------------------------------
97-30+              8.034      7.978      7.931      7.890      7.842      7.831      7.841
97-31               8.032      7.975      7.928      7.886      7.838      7.826      7.835
97-31+              8.029      7.972      7.925      7.883      7.834      7.821      7.830
98-00               8.027      7.970      7.922      7.879      7.829      7.816      7.824
98-00+              8.025      7.967      7.919      7.876      7.825      7.811      7.819
98-01               8.023      7.964      7.916      7.872      7.821      7.807      7.814
98-01+              8.020      7.962      7.913      7.869      7.816      7.802      7.808
98-02               8.018      7.959      7.910      7.865      7.812      7.797      7.803
-------------------------------------------------------------------------------------------
98-02+              8.016      7.956      7.907      7.862      7.808      7.792      7.797
98-03               8.013      7.954      7.904      7.858      7.803      7.787      7.792
98-03+              8.011      7.951      7.901      7.855      7.799      7.782      7.786
98-04               8.009      7.948      7.898      7.851      7.795      7.777      7.781
98-04+              8.006      7.946      7.895      7.848      7.790      7.772      7.775
98-05               8.004      7.943      7.892      7.844      7.786      7.767      7.770
98-05+              8.002      7.940      7.889      7.841      7.781      7.762      7.764
98-06               7.999      7.938      7.886      7.837      7.777      7.757      7.759
===========================================================================================
WAL (yr)            10.59       8.62       7.15       5.92       4.49       3.86       3.43
MDUR (yr)            6.85       5.98       5.24       4.55       3.65       3.22       2.90
First Prin Pay   01/18/06   01/18/05   04/18/04   09/18/03   11/18/02   07/18/02   05/18/02
Last Prin Pay    09/18/16   11/18/13   10/18/11   10/18/09   03/18/07   02/18/06   05/18/05


                                     "Full Price" = "Flat Price" + Accrued Interest.
                          Duration and related sensitivities are calculated at midpoint price.
               Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM")
     and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the Issuer or its affiliates or the guarantor in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich
Capital sales representative.

GREENWICH CAPITAL                      30-Oct-00 07:56 PM                         [sbk]



          HSBC Mortgage Pass-Through Certs, Series 2000-1 CLASS B-2
                        Price-Yield Sensitivity Report

                    Settlement                         11/16/00
                    Class Balance                    $3,950,000
                    Coupon                               7.130%
                    Cut-off Date                       11/01/00
                    Next Payment Date                  12/18/00
                    Accrued Interest Days                    15
                    Call                                    Yes
                    Put                                      No

  Flat
  Price         12% CPR    15% CPR    18% CPR    22% CPR    30% CPR    35% CPR    40% CPR
===========================================================================================
96-28               8.195      8.162      8.142      8.133      8.145      8.175      8.222
96-28+              8.193      8.160      8.139      8.129      8.141      8.170      8.216
96-29               8.191      8.157      8.136      8.126      8.137      8.165      8.211
96-29+              8.188      8.154      8.133      8.122      8.132      8.160      8.205
96-30               8.186      8.152      8.130      8.119      8.128      8.155      8.200
96-30+              8.184      8.149      8.127      8.115      8.123      8.150      8.194
96-31               8.181      8.146      8.124      8.112      8.119      8.145      8.189
96-31+              8.179      8.143      8.121      8.108      8.114      8.140      8.183
-------------------------------------------------------------------------------------------
97-00               8.177      8.141      8.118      8.104      8.110      8.135      8.177
97-00+              8.174      8.138      8.115      8.101      8.106      8.130      8.172
97-01               8.172      8.135      8.112      8.097      8.101      8.125      8.166
97-01+              8.170      8.133      8.109      8.094      8.097      8.120      8.161
97-02               8.167      8.130      8.105      8.090      8.092      8.115      8.155
97-02+              8.165      8.127      8.102      8.087      8.088      8.110      8.150
97-03               8.163      8.125      8.099      8.083      8.084      8.105      8.144
97-03+              8.160      8.122      8.096      8.080      8.079      8.100      8.139
-------------------------------------------------------------------------------------------
97-04               8.158      8.119      8.093      8.076      8.075      8.095      8.133
-------------------------------------------------------------------------------------------
97-04+              8.155      8.117      8.090      8.073      8.070      8.090      8.128
97-05               8.153      8.114      8.087      8.069      8.066      8.085      8.122
97-05+              8.151      8.111      8.084      8.066      8.062      8.080      8.116
97-06               8.148      8.109      8.081      8.062      8.057      8.075      8.111
97-06+              8.146      8.106      8.078      8.058      8.053      8.070      8.105
97-07               8.144      8.103      8.075      8.055      8.048      8.065      8.100
97-07+              8.141      8.100      8.072      8.051      8.044      8.060      8.094
97-08               8.139      8.098      8.069      8.048      8.039      8.055      8.089
-------------------------------------------------------------------------------------------
97-08+              8.137      8.095      8.066      8.044      8.035      8.050      8.083
97-09               8.134      8.092      8.062      8.041      8.031      8.045      8.078
97-09+              8.132      8.090      8.059      8.037      8.026      8.040      8.072
97-10               8.130      8.087      8.056      8.034      8.022      8.035      8.067
97-10+              8.127      8.084      8.053      8.030      8.018      8.030      8.061
97-11               8.125      8.082      8.050      8.027      8.013      8.025      8.056
97-11+              8.123      8.079      8.047      8.023      8.009      8.020      8.050
97-12               8.120      8.076      8.044      8.020      8.004      8.015      8.045
===========================================================================================
WAL (yr)            10.59       8.62       7.15       5.92       4.49       3.86       3.43
MDUR (yr)            6.83       5.96       5.22       4.53       3.64       3.21       2.89
First Prin Pay   01/18/06   01/18/05   04/18/04   09/18/03   11/18/02   07/18/02   05/18/02
Last Prin Pay    09/18/16   11/18/13   10/18/11   10/18/09   03/18/07   02/18/06   05/18/05


                                "Full Price" = "Flat Price" + Accrued Interest.
                     Duration and related sensitivities are calculated at midpoint price.
          Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

             This Information is furnished to you solely by Greenwich Capital Markets Inc. ("GCM")
 and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the issuer or its affiliates or the guarantor in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich
Capital sales representative.

GREENWICH CAPITAL                      30-Oct-00 07:58 PM                         [sbk]




          HSBC Mortgage Pass-Through Certs, Series 2000-1 CLASS B-3
                        Price-Yield Sensitivity Report

                     Settlement                        11/16/00
                     Class Balance                   $2,962,000
                     Coupon                              7.130%
                     Cut-off Date                      11/01/00
                     Next Payment Date                 12/18/00
                     Accrued Interest Days                   15
                     Call                                   Yes
                     Put                                     No

   Flat
   Price        12% CPR    15% CPR    18% CPR    22% CPR    30% CPR    35% CPR    40% CPR
===========================================================================================
93-07+              8.760      8.808      8.880      8.982      9.203      9.374      9.551
93-08               8.757      8.805      8.877      8.978      9.198      9.369      9.545
93-08+              8.755      8.803      8.873      8.974      9.193      9.364      9.540
93-09               8.752      8.800      8.870      8.970      9.189      9.358      9.534
93-09+              8.750      8.797      8.867      8.967      9.184      9.353      9.528
93-10               8.747      8.794      8.864      8.963      9.179      9.348      9.522
93-10+              8.745      8.791      8.860      8.959      9.175      9.343      9.516
93-11               8.742      8.788      8.857      8.955      9.170      9.337      9.510
-------------------------------------------------------------------------------------------
93-11+              8.740      8.786      8.854      8.952      9.165      9.332      9.505
93-12               8.737      8.783      8.851      8.948      9.161      9.327      9.499
93-12+              8.735      8.780      8.847      8.944      9.156      9.321      9.493
93-13               8.732      8.777      8.844      8.941      9.152      9.316      9.487
93-13+              8.730      8.774      8.841      8.937      9.147      9.311      9.481
93-14               8.727      8.771      8.838      8.933      9.142      9.306      9.475
93-14+              8.725      8.768      8.834      8.929      9.138      9.300      9.469
93-15               8.722      8.766      8.831      8.926      9.133      9.295      9.464
-------------------------------------------------------------------------------------------
93-15+              8.720      8.763      8.828      8.922      9.128      9.290      9.458
-------------------------------------------------------------------------------------------
93-16               8.717      8.760      8.825      8.918      9.124      9.285      9.452
93-16+              8.715      8.757      8.822      8.914      9.119      9.279      9.446
93-17               8.712      8.754      8.818      8.911      9.114      9.274      9.440
93-17+              8.710      8.751      8.815      8.907      9.110      9.269      9.435
93-18               8.708      8.749      8.812      8.903      9.105      9.264      9.429
93-18+              8.705      8.746      8.809      8.900      9.101      9.258      9.423
93-19               8.703      8.743      8.805      8.896      9.096      9.253      9.417
93-19+              8.700      8.740      8.802      8.892      9.091      9.248      9.411
-------------------------------------------------------------------------------------------
93-20               8.698      8.737      8.799      8.888      9.087      9.243      9.405
93-20+              8.695      8.734      8.796      8.885      9.082      9.237      9.400
93-21               8.693      8.732      8.792      8.881      9.077      9.232      9.394
93-21+              8.690      8.729      8.789      8.877      9.073      9.227      9.388
93-22               8.688      8.726      8.786      8.874      9.068      9.222      9.382
93-22+              8.685      8.723      8.783      8.870      9.063      9.216      9.376
93-23               8.683      8.720      8.779      8.866      9.059      9.211      9.370
93-23+              8.680      8.717      8.776      8.862      9.054      9.206      9.365
===========================================================================================
WAL (yr)            10.59       8.62       7.15       5.92       4.49       3.86       3.43
MDUR (yr)            6.72       5.87       5.14       4.47       3.59       3.17       2.86
First Prin Pay   01/18/06   01/18/05   04/18/04   09/18/03   11/18/02   07/18/02   05/18/02
Last Prin Pay    09/18/16   11/18/13   10/18/11   10/18/09   03/18/07   02/18/06   05/18/05



                                "Full Price" = "Flat Price" + Accrued Interest.
                     Duration and related sensitivities are calculated at midpoint price.
          Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

             This Information is furnished to you solely by Greenwich Capital Markets Inc. ("GCM")
 and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the issuer or its affiliates or the guarantor in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich
Capital sales representative.

GREENWICH CAPITAL                      30-Oct-00 07:59 PM                         [sbk]




          HSBC Mortgage Pass-Through Certs, Series 2000-1 CLASS A-1
                        Price-Yield Sensitivity Report

                    Settlement                         11/16/00
                    Class Balance                  $137,000,000
                    Coupon                               7.130%
                    Cut-off Date                       11/01/00
                    Next Payment Date                  12/18/00
                    Accrued Interest Days                    15
                    Call                                     No
                    Put                                     Yes

  Flat
  Price       12% CPR    15% CPR    18% CPR    22% CPR      30% CPR    35% CPR    40% CPR
===========================================================================================
99-17+            7.324      7.343      7.363      7.390        7.447      7.484      7.524
99-18             7.312      7.329      7.346      7.370        7.419      7.451      7.485
99-18+            7.300      7.315      7.329      7.349        7.391      7.418      7.447
99-19             7.289      7.300      7.312      7.328        7.362      7.385      7.408
99-19+            7.277      7.286      7.295      7.308        7.334      7.352      7.370
99-20             7.265      7.272      7.278      7.287        7.306      7.318      7.331
99-20+            7.254      7.258      7.261      7.267        7.278      7.285      7.293
99-21             7.242      7.243      7.245      7.246        7.250      7.252      7.254
-------------------------------------------------------------------------------------------
99-21+            7.230      7.229      7.228      7.226        7.222      7.219      7.216
99-22             7.219      7.215      7.211      7.205        7.193      7.186      7.178
99-22+            7.207      7.201      7.194      7.185        7.165      7.153      7.139
99-23             7.196      7.186      7.177      7.164        7.137      7.119      7.101
99-23+            7.184      7.172      7.160      7.144        7.109      7.086      7.063
99-24             7.172      7.158      7.143      7.123        7.081      7.053      7.024
99-24+            7.161      7.144      7.126      7.102        7.053      7.020      6.986
99-25             7.149      7.130      7.109      7.082        7.025      6.987      6.948
-------------------------------------------------------------------------------------------
99-25+            7.138      7.115      7.093      7.061        6.996      6.954      6.909
-------------------------------------------------------------------------------------------
99-26             7.126      7.101      7.076      7.041        6.968      6.921      6.871
99-26+            7.114      7.087      7.059      7.021        6.940      6.888      6.833
99-27             7.103      7.073      7.042      7.000        6.912      6.855      6.795
99-27+            7.091      7.059      7.025      6.980        6.884      6.822      6.756
99-28             7.080      7.044      7.008      6.959        6.856      6.789      6.718
99-28+            7.068      7.030      6.992      6.939        6.828      6.756      6.680
99-29             7.057      7.016      6.975      6.918        6.800      6.723      6.642
99-29+            7.045      7.002      6.958      6.898        6.772      6.690      6.604
-------------------------------------------------------------------------------------------
99-30             7.033      6.988      6.941      6.877        6.744      6.657      6.566
99-30+            7.022      6.974      6.924      6.857        6.716      6.624      6.528
99-31             7.010      6.959      6.907      6.836        6.688      6.591      6.489
99-31+            6.999      6.945      6.891      6.816        6.660      6.558      6.451
100-00            6.987      6.931      6.874      6.796        6.632      6.525      6.413
100-00+           6.976      6.917      6.857      6.775        6.604      6.493      6.375
100-01            6.964      6.903      6.840      6.755        6.576      6.460      6.337
100-01+           6.953      6.889      6.824      6.734        6.548      6.427      6.299
===========================================================================================
WAL (yr)           1.49       1.20       1.00       0.82         0.59       0.50       0.43
MDUR (yr)          1.35       1.10       0.93       0.76         0.56       0.47       0.41
First Prin Pay 12/18/00   12/18/00   12/18/00   12/18/00     12/18/00   12/18/00   12/18/00
Last Prin Pay  01/18/04   05/18/03   12/18/02   07/18/02     01/18/02   11/18/01   09/18/01



                                "Full Price" = "Flat Price" + Accrued Interest.
                     Duration and related sensitivities are calculated at midpoint price.
          Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

             This Information is furnished to you solely by Greenwich Capital Markets Inc. ("GCM")
 and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the issuer or its affiliates or the guarantor in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich
Capital sales representative.

GREENWICH CAPITAL                      30-Oct-00 08:07 PM                         [sbk]




             HSBC Mortgage Pass-Through Certs, Series 2000-1 CLASS A-2
                         Price-Yield Sensitivity Report

                    Settlement                          11/16/00
                    Class Balance                    $99,000,000
                    Coupon                                7.130%
                    Cut-off Date                        11/01/00
                    Next Payment Date                   12/18/00
                    Accrued Interest Days                     15
                    Call                                      No
                    Put                                      Yes

  Flat
  Price       12% CPR    15% CPR    18% CPR    22% CPR    30% CPR    35% CPR    40% CPR
==========================================================================================
99-16             7.290      7.293      7.298      7.309      7.336      7.354      7.373
99-16+            7.285      7.288      7.292      7.302      7.326      7.343      7.360
99-17             7.280      7.282      7.287      7.295      7.317      7.332      7.347
99-17+            7.274      7.277      7.281      7.288      7.307      7.320      7.334
99-18             7.269      7.271      7.275      7.281      7.298      7.309      7.321
99-18+            7.264      7.266      7.269      7.274      7.288      7.298      7.308
99-19             7.259      7.261      7.263      7.268      7.279      7.287      7.295
99-19+            7.254      7.255      7.257      7.261      7.269      7.275      7.282
-----------------------------------------------------------------------------------------
99-20             7.249      7.250      7.251      7.254      7.260      7.264      7.269
99-20+            7.244      7.245      7.245      7.247      7.251      7.253      7.256
99-21             7.239      7.239      7.239      7.240      7.241      7.242      7.243
99-21+            7.234      7.234      7.234      7.233      7.232      7.231      7.230
99-22             7.229      7.228      7.228      7.226      7.222      7.220      7.217
99-22+            7.224      7.223      7.222      7.219      7.213      7.208      7.204
99-23             7.219      7.218      7.216      7.212      7.203      7.197      7.191
99-23+            7.214      7.212      7.210      7.205      7.194      7.186      7.178
-----------------------------------------------------------------------------------------
99-24             7.209      7.207      7.204      7.199      7.184      7.175      7.164
-----------------------------------------------------------------------------------------
99-24+            7.204      7.202      7.198      7.192      7.175      7.164      7.151
99-25             7.199      7.196      7.192      7.185      7.166      7.152      7.138
99-25+            7.194      7.191      7.187      7.178      7.156      7.141      7.125
99-26             7.189      7.186      7.181      7.171      7.147      7.130      7.112
99-26+            7.184      7.180      7.175      7.164      7.137      7.119      7.099
99-27             7.178      7.175      7.169      7.157      7.128      7.108      7.086
99-27+            7.173      7.170      7.163      7.150      7.118      7.097      7.073
99-28             7.168      7.164      7.157      7.144      7.109      7.085      7.060
-----------------------------------------------------------------------------------------
99-28+            7.163      7.159      7.151      7.137      7.099      7.074      7.047
99-29             7.158      7.154      7.146      7.130      7.090      7.063      7.034
99-29+            7.153      7.148      7.140      7.123      7.081      7.052      7.021
99-30             7.148      7.143      7.134      7.116      7.071      7.041      7.008
99-30+            7.143      7.138      7.128      7.109      7.062      7.030      6.995
99-31             7.138      7.132      7.122      7.102      7.052      7.019      6.982
99-31+            7.133      7.127      7.116      7.095      7.043      7.007      6.969
100-00            7.128      7.121      7.110      7.089      7.034      6.996      6.956
=========================================================================================
WAL (yr)           3.62       3.39       3.07       2.57       1.83       1.53       1.30
MDUR (yr)          3.09       2.92       2.66       2.27       1.65       1.40       1.20
First Prin Pay 01/18/04   05/18/03   12/18/02   07/18/02   01/18/02   11/18/01   09/18/01
Last Prin Pay  07/18/04   07/18/04   07/18/04   07/18/04   06/18/03   01/18/03   09/18/02


                                "Full Price" = "Flat Price" + Accrued Interest.
                     Duration and related sensitivities are calculated at midpoint price.
          Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

             This Information is furnished to you solely by Greenwich Capital Markets Inc. ("GCM")
 and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the issuer or its affiliates or the guarantor in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich
Capital sales representative.

GREENWICH CAPITAL                      30-Oct-00 08:08 PM                         [sbk]



                HSBC Mortgage Pass-Through Certs, Series 2000-1 CLASS A-3
                           Price-Yield Sensitivity Report

                     Settlement                 11/16/00
                     Class Balance          $140,285,000
                     Coupon                       7.130%
                     Cut-off Date               11/01/00
                     Next Payment Date          12/18/00
                     Accrued Interest Days            15
                     Call                             No
                     Put                             Yes


   Flat
   Price       12% CPR    15% CPR    18% CPR    22% CPR      30% CPR    35% CPR    40% CPR
=========================================================================================
99-24              7.209      7.209      7.209      7.209        7.208      7.206      7.203
99-24+             7.204      7.204      7.204      7.204        7.202      7.200      7.197
99-25              7.199      7.199      7.199      7.199        7.197      7.195      7.191
99-25+             7.194      7.194      7.194      7.194        7.192      7.189      7.185
99-26              7.189      7.189      7.189      7.189        7.187      7.183      7.179
99-26+             7.184      7.184      7.184      7.184        7.181      7.178      7.173
99-27              7.179      7.179      7.179      7.179        7.176      7.172      7.167
99-27+             7.174      7.174      7.174      7.174        7.171      7.167      7.161
--------------------------------------------------------------------------------------------
99-28              7.169      7.169      7.169      7.169        7.166      7.161      7.155
99-28+             7.164      7.164      7.164      7.164        7.160      7.155      7.149
99-29              7.159      7.159      7.159      7.159        7.155      7.150      7.143
99-29+             7.154      7.154      7.154      7.154        7.150      7.144      7.137
99-30              7.149      7.149      7.149      7.149        7.145      7.139      7.131
99-30+             7.144      7.144      7.144      7.144        7.139      7.133      7.125
99-31              7.139      7.139      7.139      7.139        7.134      7.128      7.119
99-31+             7.134      7.134      7.134      7.134        7.129      7.122      7.113
--------------------------------------------------------------------------------------------
100-00             7.129      7.129      7.129      7.129        7.124      7.116      7.107
--------------------------------------------------------------------------------------------
100-00+            7.124      7.124      7.124      7.124        7.119      7.111      7.101
100-01             7.119      7.119      7.119      7.119        7.113      7.105      7.095
100-01+            7.114      7.114      7.114      7.114        7.108      7.100      7.089
100-02             7.110      7.110      7.110      7.110        7.103      7.094      7.083
100-02+            7.105      7.105      7.105      7.105        7.098      7.089      7.077
100-03             7.100      7.100      7.100      7.100        7.092      7.083      7.071
100-03+            7.095      7.095      7.095      7.095        7.087      7.077      7.065
100-04             7.090      7.090      7.090      7.090        7.082      7.072      7.059
--------------------------------------------------------------------------------------------
100-04+            7.085      7.085      7.085      7.085        7.077      7.066      7.053
100-05             7.080      7.080      7.080      7.080        7.071      7.061      7.047
100-05+            7.075      7.075      7.075      7.075        7.066      7.055      7.041
100-06             7.070      7.070      7.070      7.070        7.061      7.050      7.035
100-06+            7.065      7.065      7.065      7.065        7.056      7.044      7.029
100-07             7.060      7.060      7.060      7.060        7.051      7.039      7.023
100-07+            7.055      7.055      7.055      7.055        7.045      7.033      7.017
100-08             7.050      7.050      7.050      7.050        7.040      7.027      7.011
============================================================================================
WAL (yr)            3.67       3.67       3.67       3.67         3.47       3.24       2.98
MDUR (yr)           3.13       3.13       3.13       3.13         2.98       2.80       2.59
First Prin Pay  07/18/04   07/18/04   07/18/04   07/18/04     06/18/03   01/18/03   09/18/02
Last Prin Pay   07/18/04   07/18/04   07/18/04   07/18/04     07/18/04   07/18/04   07/18/04


                                "Full Price" = "Flat Price" + Accrued Interest.
                     Duration and related sensitivities are calculated at midpoint price.
          Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

             This Information is furnished to you solely by Greenwich Capital Markets Inc. ("GCM")
 and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the issuer or its affiliates or the guarantor in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich
Capital sales representative.

GREENWICH CAPITAL                      30-Oct-00 08:10 PM                         [sbk]
